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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 20, 2007


                         INDALEX HOLDINGS FINANCE, INC.
             (Exact name of registrant as specified in its charter)



      Delaware                         333-138178               20-4065041
(State or other jurisdiction     (Commission File Number)     (IRS Employer
    of incorporation)                                        Identification No.)


                      75 Tri-State International, Suite 450
                             Lincolnshire, IL 60069
          (Address of principal executive offices, including Zip Code)


                                 (847) 810-3000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.      Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        Charles E. Ulik's employment as the Chief Operating Officer of Indalex Holdings Finance, Inc. terminated effective February 20, 2007.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INDALEX HOLDINGS FINANCE, INC.


                                        /s/ Michael E. Alger
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Date: February 22, 2007              Name:  Michael E. Alger
                                     Title: Executive Vice President, Secretary,
                                     Treasurer and Chief Financial Officer




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